Thrivent Series Fund, Inc.

Supplement to Prospectus dated April 30, 2011

With respect to

Thrivent Partner Socially Responsible Bond Portfolio

The summary section of the prospectus for Thrivent Partner Socially Responsible Bond Portfolio is amended effective September 20, 2011. The description under “Portfolio Manager(s)” is deleted and replaced with the following.

Matthew Duch and Michael Abramo serve as co-portfolio managers of the Portfolio.

Matthew Duch, Vice President of Calvert, has been with Calvert’s taxable fixed income team since 2006. Mr. Duch joined Calvert after four years as a trader/sector manager at Deutsche Asset Management.

Michael Abramo, Vice President of Calvert, has been with Calvert’s fixed income team since 1999.

The “Portfolio Management” section of the prospectus is also amended, effective September 20, 2011. The description under Thrivent Partner Socially Responsible Bond Portfolio is deleted and replaced with the following:

Thrivent Financial has engaged Calvert Investment Management, Inc. (formerly Calvert Asset Management Company, Inc.) (“Calvert”), 4550 Montgomery Avenue, Suite 1000N, Bethesda, MN 20814, as investment subadviser for Thrivent Partner Socially Responsible Bond Portfolio. Calvert has been managing mutual funds since 1976, and as of December 31, 2010, managed $14 billion in assets.

Matthew Duch and Michael Abramo serve as co-portfolio managers of the Thrivent Partner Socially Responsible Bond Portfolio. Matthew Duch, Vice President of Calvert, has been with Calvert’s taxable fixed income team since 2006. Mr. Duch joined Calvert after four years as a trader/sector manager at Deutsche Asset Management. Michael Abramo, Vice President of Calvert, has been with Calvert’s fixed income team since 1999.

The date of this Supplement is September 20, 2011.

Please include this Supplement with your Prospectus.

27201